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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        GOODRICH PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                        Goodrich Petroleum Corporation

                                Houston, Texas

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2002

                               ----------------

To the Stockholders:

   The annual meeting of the stockholders of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), will be held at the Plaza Room, St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas on May 22, 2002, at 11:00 a.m. local time, for the following purposes:

  1. To elect two directors to serve until the annual meeting of stockholders in 2005; and

  2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2002; and

  3. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

   The close of business on March 18, 2002, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment(s) thereof.

   You are cordially invited to attend the annual meeting. It is important that your shares be represented at the meeting regardless of whether you plan to attend. Therefore, please mark, sign, date and return the enclosed proxy promptly. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          ------------------------------
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                           Officer

April 15, 2002
Houston, Texas

                        Goodrich Petroleum Corporation

                               815 Walker Street
                                  Suite 1040
                             Houston, Texas 77002

                                PROXY STATEMENT

                   SOLICITATION AND REVOCABILITY OF PROXIES

   The accompanying proxy is solicited by the Board of Directors of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time on May 22, 2002, at the Plaza Room, St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, directors, officers and employees of the Company may solicit proxies by fax, telex, telephone and personal interview. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of shares of the Company's common stock (the "Common Stock"). The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to stockholders is April 22, 2002.

   A proxy may be revoked at any time (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

   Only holders of record of shares of Common Stock at the close of business on March 18, 2002 (the "Record Date") will receive notice of and will be entitled to vote at the Annual Meeting. At the close of business on March 18, 2002, there were 17,896,356 shares of Common Stock outstanding. Holders of record of shares of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held with respect to each matter to be voted upon. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

   The Company's annual report to stockholders for the year ended December 31, 2001, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

General

   Two directors are to be elected at the annual meeting. The Company's Bylaws provide for a classified Board of Directors. The Board of Directors is divided into Classes I, II and III, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Stockholders in 2002, 2003 and 2004. Sheldon Appel and Donald M. Campbell have been nominated to serve as Class I directors and, if elected, will serve until the Company's 2005 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining directors named below will not be required to stand for election at the Annual Meeting because their present terms expire in either 2003 or 2004.

   A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Directors and Director Nominees

   The following table sets forth certain information as of the record date for each nominee for director and for each director including their name, age and position with the Company:

         Class I Directors--Terms Expiring at the 2002 Annual Meeting

Name                        Age                    Position
----                        ---                    --------
Sheldon Appel..............  68                    Director
Donald M. Campbell.........  62                    Director

         Class II Directors--Terms Expiring at the 2003 Annual Meeting

Name                        Age                    Position
----                        ---                    --------
Henry Goodrich.............  71         Chairman of the Board, Director
Patrick E. Malloy, III.....  59                    Director
Michael J. Perdue..........  47                    Director

  Class III Director and Nominee--Terms to Expire at the 2004 Annual Meeting

Name                        Age                    Position
----                        ---                    --------
Walter G. Goodrich.........  43 President, Chief Executive Officer and Director
Michael Y. McGovern........  50                    Director
Arthur A. Seeligson........  43                    Director

   Walter G. "Gil" Goodrich has served as our President and Chief Executive Officer since August 1995. Mr. Goodrich was Goodrich Oil Company's Vice President of Exploration from 1985 to 1989 and its President from 1989 to August 1995. He joined Goodrich Oil Company as an exploration geologist in 1980. Gil Goodrich is the son of Henry Goodrich. He has served as a director since August 1995.

   Arthur A. Seeligson is currently engaged in the management of his personal investments. From 1991 to 1993, Mr. Seeligson was a Vice President, Energy Corporate Finance at Wertheim Schroder & Company, Inc. From 1993 to 1995, Mr. Seeligson was a Principal, Corporate Finance, at Wasserstein, Perella & Co. He was primarily engaged in the management of his personal investments from 1995 through 1997. He was a managing director with the investment banking firm of Harris, Webb & Garrison from 1997 to June 2000. He has served as one of our directors since August 1995.

   Michael Y. McGovern has been the President, Chief Executive Officer and a director of Coho Energy Resources, Inc. (Coho) since April 2000. Coho filed for bankruptcy on February 6, 2002. Prior to that he was the Managing Director for Pembrook Capital Corporation, Inc. from 1998 to January 2000, which provided advisory services to parties involved with distressed energy companies. Since December 31, 2001, Mr. McGovern has been a director of Pioneer Companies, Inc., a manufacturer and marketer of chlorine and caustic soda and related products used in a variety of applications. He has also been a director and founding investor of Greystar Corporation since 1995, which provides production management services to oil and natural gas companies. He has served as one of our directors since September 1999, when he was elected by the holders of our subsidiaries' notes pursuant to our agreement with H&Q Guaranty as noteholders agent.

   Sheldon Appel has been involved in real estate development and finance since 1955 when he formed the Sheldon Appel Company. Mr. Appel is a private investor and a former director of American Consumer Products and Beverly Hills Savings and Loan, both of which were listed on the NYSE. He has been one of our directors since August 1995.

   Donald M. Campbell is the Chief Executive Officer of Guaranty Finance Management L.L.C., which became the manager of Hambrecht and Quist Guaranty Finance L.L.C. on January 1. 2002. Prior to that time, Mr Campbell served as the chief executive officer of Hambrecht and Quist Guaranty Finance L.L.C., and its predecessor entities, since 1985. Hambrecht and Quist Guaranty Finance L.L.C. is a subsidiary of JPMorgan Chase. He is also a director of the Moneda Chile Fund (listed on the Irish Stock Exchange) and Evergreen Forests Ltd. (listed on the New Zealand and Australian Stock Exchanges), and is the chairman of The New Zealand Investment Trust (listed on the London Stock Exchange). He has been a financial officer of two public corporations, and has been a principal in the formation of four private companies in the United States. He has served as one of our directors since November 1999, when he was elected by the holders of our subsidiaries' notes pursuant to our agreement with H&Q Guaranty as noteholder agent.

   Henry Goodrich is the chairman of our board of directors. He is a petroleum geologist with over 45 years experience in the oil and natural gas industry. Mr. Goodrich served as an exploration geologist with the Union Producing Company and McCord Oil Company. From 1971 to 1975, Mr. Goodrich was President, Chief Executive Officer and a partner of McCord-Goodrich Oil Company. In 1975, Mr. Goodrich formed Goodrich Oil Company. He was elected to our board in August 1995, and elected as Chairman of our board in March 1996. Mr. Goodrich is also a director of Pan American Life Insurance Company. Henry Goodrich is the father of Gil Goodrich.

   Patrick E. Malloy, III has been President and Chief Executive Officer of Malloy Enterprises, Inc., a real estate and investment holding company, and Malloy Real Estate, Inc. since 1973. In addition, Mr. Malloy served as a director of North Fork Bancorp (NYSE) from 1998 until 2000 and was Chairman of the Board of New York Bancorp (NYSE) from 1991 to 1998. He joined our board in May 2000.

   Michael J. Perdue has been Executive Vice President of Entrepreneurial Corporate Group and its subsidiary Entrepreneurial Investment Corporation since joining them in April 1999. Prior to joining ECG, Mr. Perdue served as Senior Vice President and Regional Manager of Zions Bancorporation from May 1998 to April 1999 and as Executive Vice President, Chief Operating Officer and a Director of FP Bancorp, Inc. and its wholly-owned subsidiary, First Pacific National Bank, from September 1993 until FP Bancorp's acquisition by Zions Bancorporation in May 1998. Mr. Perdue currently serves on the boards of the ECG affiliated companies. He was elected to our board of directors in January 2001.

Executive Officers of the Company

   The executive officers of the Company are Walter G. Goodrich, Roland L. Frautschi and Robert C. Turnham, Jr. Biographical information regarding Mr. Goodrich is included under the caption "Election of Directors--Directors and Director Nominees."

   Robert C. Turnham, Jr. has served as our Executive Vice President and Chief Operating Officer since August 1995. He has held various positions in the oil and natural gas business since 1981. From 1981 to 1984, Mr. Turnham served as a financial analyst for Pennzoil. In 1984, he formed Turnham Interests, Inc. to pursue oil and natural gas investment opportunities. From 1993 to August 1995, he was a partner in and served as President of Liberty Production Company, an oil and natural gas exploration and production company.

   Roland L. Frautschi has served as our Senior Vice President, Chief Financial Officer and Treasurer since August 1995. He was employed by Goodrich Oil Company from 1982 to August 1995. During that time, he served Goodrich Oil Company in a number of capacities, including internal auditor, controller, and from 1990 to August 1995, as Vice President of Finance.

   Each of the executive officers assumed their positions with the Company in August 1995.

Committees of the Board of Directors

   The Board of Directors of the Company had four standing committees during 2001, the membership and functions of which are described below:

   Executive Committee. The members of the Executive Committee are Messrs. Gil Goodrich and Henry Goodrich. The Executive Committee is delegated the authority to approve any actions that the board of directors could approve, except to the extent restricted by law or by our Certificate of Incorporation or Bylaws.

   Audit Committee. The members of the Audit Committee are Messrs. Perdue, Malloy and McGovern. Mr. Perdue is chairman of the Audit Committee. The functions of the Audit Committee are to recommend to the board of directors the firm of independent public accountants to be engaged to audit our financial statements, meet with the auditors and our financial management to review with them our significant accounting policies and its internal controls, provide opportunities for the auditors to meet with the Audit Committee and our officers, discuss matters discussed at Audit Committee meetings with the full board of directors, investigate any matters brought to its attention within the scope of its duties, review and assess the adequacy of the Audit Committee charter on an annual basis, and have general responsibility in connection with related matters.

   Compensation Committee. Members of the Compensation Committee are Messrs. Appel, Campbell and Seeligson, with Mr. Appel serving as its chairman. The Compensation Committee's functions include the general review of our compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee makes recommendations to the board of directors on compensation of all of our officers, granting of awards under and administering our stock option and other benefit plans, and adopting and changing our major compensation policies and practices.

   Hedging Committee. Members of the Hedging Committee are Messrs. Campbell and Malloy. The Hedging Committee's principle function is to assist management in establishing pricing and production guidelines to be used by management in entering into oil and gas hedging contracts in order to manage the commodity price risk for a portion of the Company's oil and gas production.

   The Board of Directors held twelve meetings in 2001. The Audit Committee, Compensation Committee and Hedging Committee met three, three and two times, respectively, in 2001. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served with the exception of Mr. Appel, who attended 67% of the meetings of the Board of Directors and 100% of the meetings of the Compensation Committee, and Mr. McGovern who attended 67% of the meetings of the Board of Directors and 100% of the meetings of the Audit Committee.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

   The following table sets forth the beneficial ownership of our common stock as of March 15, 2002 by:

  . each person known by us to beneficially own 5% or more of our common stock;

  .  each of the named executive officers and each of our directors; and

  .  all of our officers and directors as a group.

   Percentage of ownership is based on 17,896,356 shares of common stock outstanding as of March 15, 2002. Beneficial ownership is calculated based on SEC requirements. Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

                                                                Beneficial
                                                                 Ownership
                                                             -----------------
Beneficial Owner                                              Amount   Percent
----------------                                             --------- -------
Hambrecht & Quist Guaranty Finance L.L.C.(1)................ 2,874,130  16.9
Josiah T. Austin(2)......................................... 1,862,200  10.4
Alps Investments, LLC(3).................................... 1,544,341   8.4
Duane Roberts(4)............................................ 1,188,317   6.6

Named Executive Officers and Directors
Donald M. Campbell(1)....................................... 3,433,063  17.8
Patrick E. Malloy, III(5)................................... 2,921,676  16.0
Walter G. Goodrich(6)....................................... 1,270,586   7.1
Michael J. Perdue(7)........................................ 1,056,617   5.9
Henry Goodrich(8)...........................................   548,472   3.1
Sheldon Appel(9)............................................   616,773   3.4
Robert C. Turnham, Jr.(10)..................................   112,454     *
Michael Y. McGovern(11).....................................    33,045     *
Roland L. Frautschi(12).....................................    94,912     *
Arthur A. Seeligson(13).....................................    37,519     *
Directors and Executive Officers as a Group (10
 persons)(14)............................................... 9,644,992  48.5%

--------
  * Less than 1%.
 +  Excluding directors and executive officers.
 (1) Includes the following securities held by Hambrecht & Quist Guaranty Finance L.L.C. on its own behalf: (a) 1,674,776 shares of common stock,
     (b) 39,376 shares of common stock issuable upon conversion of 94,500 shares of Series A preferred stock and (c) warrants to purchase 1,159,978 shares of common stock. Mr. Campbell is Chief Executive Officer of Hambrecht & Quist Guaranty Finance L.L.C. and may be deemed to exercise shared voting and investment power with respect to the shares beneficially owned by H&Q Guaranty. In addition to the shares owned directly by H&Q Guaranty, the shares beneficially owned by Mr. Campbell include the following securities: (a) 206,427 shares of common stock held by Mr. Campbell on his own behalf, (b) 201,577 shares of common stock held by Mr. Campbell in his retirement account, (c) 2,442 shares of common stock held by a partnership in which Mr. Campbell has an approximate 60% interest, (d) 1,440 shares of common stock held by Jane Anne Campbell, Mr. Campbell's wife (e) 5,463 shares of common stock issuable upon conversion of 13,100 shares of Series A preferred stock held by Mr. Campbell on his own behalf, (f) 3,584 shares of common stock issuable upon conversion of 8,600 shares of Series A preferred stock held by Mr. Campbell in his retirement account, (g) warrants to purchase 66,825 shares of common stock, (h) warrants to purchase 65,175 shares of common stock held by Mr. Campbell in his retirement account, and (i) options to purchase 6,000 shares of common stock. The address of Hambrecht & Quist Guaranty Finance L.L.C. and Mr. Campbell is One Bush Street, San Francisco, California 94104.

 (2) Includes the following securities: (a) 1,799,100 shares of common stock held by E1 Coronado Holdings, LLC over which Mr. Austin serves as the sole managing partner, (b) 12,000 shares of common stock held by Mr. Austin on his own behalf, (c) 8,600 shares of common stock held in a trust for the benefit of Valerie Gordon of which Mr. Austin is trustee,
     (d) 14,000 shares of common stock held in a trust for benefit of Matthew Gordon of which Mr. Austin is trustee, (e) 14,000 shares of common stock in a trust for the benefit of Christine Lowry of which Mr. Austin is trustee and (f) 14,500 shares of common stock in a trust for the benefit of Austin--Clark Life Insurance of which Mr. Austin is trustee. The address of Mr. Austin is Star Route, Box 395, Pearce, Arizona 85625.
 (3) Includes the following securities held by Alps Investments, LLC on its own behalf: (a) 1,016,341 shares of common stock and (b) warrants to purchase 528,000 shares of common stock. The address of Alps Investments, LLC is 650 Tysons Boulevard, McLean, Virginia 22102.
 (4) Includes the following securities: (a) 115,000 shares of common stock held by Mr. Roberts, (ii) 500,000 shares of common stock held by Entrepreneurial Capital Corporation, over which Mr. Roberts exercises shared voting and investment power, (c) 467,617 shares of common stock held by Entrepreneurial Investment Corporation, over which Mr. Roberts exercises shared voting and investment power, (d) 44,200 shares of common stock held by 3R Investments, over which Mr. Roberts exercises shared voting and investment power, (e) 51,500 shares of common stock held by Mr. Roberts' wife and (f) 10,000 shares of common stock owned by Mr. Roberts' children. Mr. Roberts address is 4100 Newport Place, Suite 400, Newport Beach, California 92660.
 (5) Includes the following securities held by Mr. Malloy on his own behalf:
     (a) 2,367,876 shares of common stock, (b) 50,676 shares of common stock issuable upon conversion of 122,850 shares of Series A preferred stock,
     (c) warrants to purchase 330,000 shares of common stock, (d) 74,850 shares of common stock held in a trust for the benefit of Katherine C. Malloy, (e) 9,712 shares of common stock issuable upon conversion of 23,545 shares of Series A Convertible Preferred Stock held in a trust for the benefit of Katherine C. Malloy, (f) 74,850 shares of common stock held in a trust for the benefit of Maggie Malloy, (g) 9,712 shares of common stock issuable upon conversion of 23,545 shares of Series A Convertible Preferred Stock held in a trust for the benefit of Maggie Malloy, and (h) options to purchase 4,000 shares of common stock. Mr. Malloy's address is Bay Street at the Waterfront, Sag Harbor, New York 11963.
 (6) Includes the following securities held by Walter G. Goodrich on his own behalf: (a) 346,552 shares of common stock, (b) 1,667 shares of common stock issuable upon conversion of 4,000 shares of Series A preferred stock and (c) options to purchase 60,833 shares of common stock. In addition, includes (d) 480,125 shares of common stock held by HGF Partnership, a Louisiana partnership, in which Walter G. Goodrich owns an indirect general partnership interest and (e) 381,409 shares of common stock owned by Goodrich Energy, Inc., a corporation with respect to which Walter G. Goodrich is the sole stockholder. Walter G. Goodrich may be deemed to exercise shared voting and investment power with respect to the shares held by HGF Partnership. Walter G. Goodrich exercises sole voting and investment power with respect to the shares held by Goodrich Energy. Walter G. Goodrich and Henry Goodrich beneficially own 7.5% of the outstanding shares of common stock. Walter G. Goodrich's address is 815 Walker Street, Suite 1040, Houston, Texas 77002.
 (7) Includes the following securities: (a) 32,000 shares of common stock held by Mr. Perdue on his own behalf, (b) 53,000 shares of common stock held by a family trust of which Mr. Perdue is the trustee and (c) options to purchase 4,000 shares of common stock. In addition, includes (a) 500,000 shares of common stock held by Entrepreneurial Capital Corporation and
     (b) 467,617 shares of common stock held by Entrepreneurial Investment Corporation. Mr. Perdue serves as Executive Vice President of Entrepreneurial Corporate Group and its subsidiary Entrepreneurial Investment Corporation and may be deemed to exercise shared voting and investment power with respect to the shares beneficially owned by Entrepreneurial Capital Corporation and Entrepreneurial Investment Corporation. Mr. Perdue's address is 4100 Newport Place, Ste. 400, Newport Beach, California 92660.
 (8) Includes the following securities: (a) 7,013 shares of common stock held by Henry Goodrich on his own behalf, (b) 480,125 shares of common stock held by HGF Partnership and (c) options to purchase 61,334 shares of common stock. Henry Goodrich may be deemed to exercise shared voting and investment power with respect to the shares held by HGF Partnership. Henry Goodrich and Walter G. Goodrich beneficially own 7.5% of the outstanding shares of common stock. Henry Goodrich's address is 333 Texas St., Suite 1375, Shreveport, Louisiana 71101.
 (9) Includes the following securities: (a) 110,136 shares of common stock held by Mr. Appel on his own behalf, and (b) options to purchase 13,250 shares of common stock. In addition, includes 493,387 shares of common stock held by a trust of which Mr. Appel is the trustee. Mr. Appel's address is 2148 Federal Avenue, Suite A, Los Angeles, California 90025.
(10) Includes the following securities held by Mr. Turnham on his own behalf:
     (a) 52,545 shares of common stock, (b) 1,375 shares of common stock issuable upon the conversion of 3,300 shares of Series A preferred stock and (c) options to purchase 35,000 shares of common stock. In addition, includes the following securities held by Mr. Turnham's wife: (a) 21,450 shares of common stock and (b) 2,084 shares of common stock issuable upon conversion of 5,000 shares of Series A preferred stock. Mr. Turnham's address is 815 Walker St., Ste 1040, Houston, Texas 77002.
(11) Includes the following securities: (a) 17,045 shares of common stock held by Mr. McGovern on his own behalf, (b) warrants to purchase 10,000 shares of common stock and (c) options to purchase 6,000 shares of common stock. Mr. McGovern's address is 14785 Preston Road, Suite 860, Dallas, Texas 75240.
(12) Includes the following securities held by Mr. Frautschi on his own behalf: (a) 65,912 shares of common stock and (b) options to purchase 29,000 shares of common stock. Mr. Frautschi's address is 333 Texas Street, Ste 1375, Shreveport, Louisiana 71101.
(13) Includes the following securities held by Mr. Seeligson on his own behalf: (a) 21,456 shares of common stock and (b) options to purchase 16,063 shares of common stock. Mr. Seeligson's address is 808 Travis, Ste. 2200, Houston, Texas 77002
(14) The number of shares of common stock beneficially owned by all executive officers and directors as a group includes the following securities: (a) 123,648 shares of common stock issuable upon conversion of 298,360 shares of Series A preferred stock, (c) warrants to purchase 1,631,978 shares of common stock and (d) options to purchase 247,793 shares of common stock.

Director Compensation

   General. For serving as a member of the Company's Board of Directors, each of the directors who are not officers or consultants of the Company or its subsidiaries have been paid $1,000 for each meeting attended and $500 for each committee meeting attended. In addition, directors were reimbursed for their reasonable out-of-pocket expenses incurred in connection with travel to meetings of the Board of Directors or committees thereof and received periodic grants of options to purchase Common Stock.

   Nonemployee Director Compensation Plan. The Goodrich Petroleum Corporation Directors Compensation Plan (the "Directors Compensation Plan") provides for both discretionary option and formula option grants and is administered by the Board of Directors of the Company, which may delegate all of its power of administration, with the exception of the power to authorize issuance of options. No director may vote or decide upon any matter relating solely to such director under the Directors Compensation Plan, nor may any director vote in any case in which the director's individual right to claim any benefit under the Directors Compensation Plan is particularly involved. The purposes of the Director Compensation Plan are to attract and retain the services of experienced and knowledgeable outside directors of the Company and to provide an incentive for such outside directors to increase their proprietary interest in the Company's long-term success and progress.

   The Directors Compensation Plan provides for an annual fee of $5,000 (in cash or common stock) to be paid to each nonemployee director. The Directors Compensation Plan also provides for the annual issuance of options to purchase 4,000 shares of Common Stock to each nonemployee director on the date of the Company's Annual Meeting of Stockholders.

   The Directors Compensation Plan also provides for the payment of $1,000 to each nonemployee director for each board meeting attended in person and $500 for each committee meeting attended, and the reimbursement of reasonable out-of-pocket expenses in connection with travel to meetings of the Board of Directors or committees thereof.

   The maximum number of shares of Common Stock that may be issued under the Directors Compensation Plan is 150,000. Options granted under the Directors Compensation Plan have a term of 10 years and are subject to earlier termination if the optionee's membership on the Board of Directors terminates for cause. If the optionee's membership on the Board of Directors is terminated for any reason other than cause, options may be exercised for up to four years from the date of such termination, but only as to the number of shares of Common Stock such optionee could have purchased on the date of termination from the Board of Directors. Discretionary option grants are exercisable as determined by the Board of Directors, and formula option grants are fully exercisable on the date of grant. The exercise price of an option shall be the closing stock price on the date of grant for both discretionary option grants and formula option grants.

   The Directors Compensation Plan contains provisions whereby the Board of Directors may make adjustments to the number of shares of Common Stock to be acquired upon exercise of options in the event of a stock split, combination or stock dividend.

   The Directors Compensation Plan may be amended or terminated at any time by the Board of Directors. Such amendment or termination will not impair the rights of a non-employee director or affect options previously granted and outstanding under the Directors Compensation Plan.

Executive Compensation and Other Information

   The following table summarizes certain information with respect to the compensation earned by the Company's executive officers for services rendered in all capacities during the years indicated:

                                                    Long-Term
                                                  Compensation--
                                      Annual        Securities
                                 Compensation(1)    Underlying
   Name and Principal     Fiscal ----------------    Options        All Other
        Position           Year   Salary   Bonus   (Number)(3)   Compensation(2)
   ------------------     ------  ------  ------- -------------- ---------------
Walter G. Goodrich......   2001  $189,008 $50,000    113,000         $5,850
 President and             2000   150,344  70,000    145,000          4,500
 Chief Executive Officer   1999   150,196      --     87,288          4,500
Robert C. Turnham, Jr...   2001  $139,946 $30,000     88,000         $2,525
 Executive Vice
  President and            2000   105,000  50,000     70,000          3,150
 Chief Operating Officer   1999    97,838      --     48,310          2,929
Roland L. Frautschi.....   2001  $ 94,009 $20,000     76,000         $3,000
 Senior Vice President
  and                      2000    87,832  40,000     50,000          2,620
 Chief Financial Officer   1999    87,539      --     51,498          2,620

--------
(1) During the years presented, perquisites for the persons named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.
(2) Amounts represent matching contributions by the Company to the executive officer's SIMPLE IRA accounts.
(3) Options granted prior to 1999 were surrendered in February 1999. See "-- Stock Option Exercises and Year End Holdings."

Goodrich Petroleum Corporation 1995 Stock Option Plan ("Goodrich Plan")

   The Goodrich Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Code, or options that do not constitute incentive stock options ("nonqualified stock options")), restricted stock awards, stock appreciation rights, long-term incentive awards, and phantom stock awards, or any combination thereof. The Goodrich Plan covers an aggregate of 2,000,000 shares of Common Stock (subject to certain adjustments in the event of stock dividends, stock splits and certain other events). No more than 62,500 shares of Common Stock, subject to adjustments, may be issued pursuant to grants made under the Goodrich Plan to any one employee in any one year. The limitation set forth in the preceding sentence will be applied in a manner which permits compensation generated in connection with the exercise of options, stock appreciation rights and, if determined by the Compensation Committee, restricted stock awards to constitute "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Administration. The Goodrich Plan is administered by the Compensation Committee, which consists of members of the Board who are outside and disinterested directors for purposes of the Code and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee has the power to determine which employees will receive an award, the time or times when such award will be made, the type of award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are employees or consultants of the Company or of any subsidiary of the Company are eligible to receive grants under the Goodrich Plan.

   Options. The Goodrich Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the Goodrich Plan. The term of any option granted under the Goodrich Plan shall be determined by the Compensation Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the Goodrich Plan is determined by the Compensation Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on the date the option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of the shares at the time such option is granted. The exercise price of options granted under the Goodrich Plan is paid in full in a manner prescribed by the Compensation Committee.

   Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee such as (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Compensation Committee, (v) the return on stockholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations; (b) the grantee's tenure with the Company; or (c) a combination of both factors. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

   Stock Appreciation Rights. A stock appreciation right permits the holder to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised earlier than six months from the date of grant. A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Compensation Committee.

   Long-Term Incentive and Phantom Stock Awards. The Goodrich Plan permits grants of long-term incentive awards ("performance awards") and phantom stock awards, which may be paid in cash, Common Stock, or a combination thereof as determined by the Compensation Committee. Performance awards granted under the Goodrich Plan have a maximum value established by the Compensation Committee at the time of the grant. A grantee's receipt of such amount is contingent upon satisfaction by the Company, or any subsidiary, division or department thereof, of future performance conditions established by the Compensation Committee prior to the beginning of the performance period. Such performance awards, however, shall be subject to later revisions as the Compensation Committee shall deem appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period. Phantom stock awards granted under the Goodrich Plan are awards of Common Stock or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event(s) (including, without limitation, a change of control) established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award terminates if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee shall take into account the employee's responsibility level, performance, potential, other awards under the Goodrich Plan, and such other consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

Stock Option Grants in Last Fiscal Year

   The following table sets forth information concerning stock options granted during 2001 to the executive officers named in the Summary Compensation Table:

                                                                           Potential
                                                                      realizable value at
                                                                        assumed annual
                                                                        rates of stock
                                                                      price appreciation
                                       Individual grants                for option term
                          ------------------------------------------- -------------------
                          Number of   Percent of
                          securities   options    Exercise
                          underlying  granted to  or base
                           options   employees in  price   Expiration
          Name             granted   fiscal year   ($/Sh)     Date       5%       10%
          ----            ---------- ------------ -------- ---------- -------- ----------
Walter G. Goodrich......   113,000        18%      $5.85   05/18/2011 $415,731 $1,053,543
Robert C. Turnham, Jr...    88,000        14%      $5.85   05/18/2011 $323,755 $  820,459
Roland L. Frautschi.....    76,000        12%      $5.85   05/18/2011 $279,607 $  708,578


   The options described above vest in one-fourth increments on the first, second, third and fourth anniversaries of the grant date, which was May 18, 2001.

Stock Option Exercises and Year-End Holdings

   The following table sets forth information concerning stock option holdings and the value of unexercised in-the-money stock options held by our executive officers named in the Summary Compensation Table:

                                Number of Shares
                             Underlying Unexercised     Value of Unexercised
                                 Options Held at      In-the-Money Options Held
                                December 31, 2001       at December 31, 2001
                            ------------------------- -------------------------
           Name             Exercisable Unexercisable Exercisable Unexercisable
           ----             ----------- ------------- ----------- -------------
Walter G. Goodrich.........   64,999       218,001      $20,125      $10,063
Robert C. Turnham, Jr......   35,000       140,500       18,375        9,188
Roland L. Frautschi........   29,000       118,000       16,800        8,400

--------
(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of our common stock on December 31, 2001 was $4.20 per share based on the closing sales price on the NYSE on such date.

Compensation Report of the Board of Directors

   The Compensation Committee is responsible for evaluating the performance of management, determining the compensation for certain executive officers of the Company, and administering the Company's stock option plans under which stock-related grants and awards may be made to employees of the Company. The members of the Compensation Committee have furnished the following report on executive compensation for 2001.

   The Company has developed a compensation policy which is designed to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package of executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the individual's and/or the Company's achievement of certain goals or milestones, and (iii) long-term stock based incentive awards which strengthen the mutuality of interest between the executive officers and the Company's stockholders.

   In determining the level and position of compensation for each of the Company's executive officers, the Board of Directors took into account various qualitative and quantitative indicators of corporate and individual performance. The Board of Directors generally seeks to set salaries at the low to medium end of the range in comparison to peer group companies. In setting such salaries, the Board of Directors considers its peer group to be certain companies in the energy exploration and production industry with market capitalizations similar to that of the Company. In addition, in evaluating the performance of management, the Board of Directors takes into consideration such factors as oil and gas drilling results, successful acquisitions and operating results. The Board of Directors also recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects, demonstrated leadership ability, and contributions to the industry and community development.

   For 2001, the Board of Directors included in its evaluations the exploration and financial results of the Company along with each individual's job performance. Base compensation is established by the Compensation Committee, subject to the approval of the Board of Directors, and reviewed annually. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive, and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility and compensation levels of comparable companies. No predetermined weights are given to any one of such factors. The salaries for each of the executive officers in 2001 were determined based on the foregoing factors.

   In addition to each executive officer's base compensation, the Board may award cash bonuses and/or stock grant awards under the Company's stock option plan to chosen executive officers depending on the extent to which certain personal and corporate performance goals are achieved. Such goals are the same as discussed above. For 2001 cash bonuses were awarded to executive officers as disclosed in the Summary Compensation Table.

   The Board of Directors has not yet adopted a policy with respect to the limitation under the Federal Tax Code that generally limits the Company's ability to deduct compensation in excess of $1,000,000 to a particular executive officer in any year.

                                          The Compensation Committee

                                          Sheldon Appel
                                          Donald M. Campbell
                                          Arthur A. Seeligson

Performance Graph

   The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and the Prudential Securities E&P Small Cap Price Index for the period beginning August 15, 1995 (the Company's inception) and ending December 31, 2001. The graph assumes that the value of the investment in the shares of Common Stock and each index was $100 at August 15, 1995 (using the closing price of $7.50 for the Company's shares), and that all dividends were reinvested. The Common Stock began trading on the New York Stock Exchange on August 15, 1995.

                        Comparison of Cumulative Return
                      Among Goodrich Petroleum Corporation
                   S & P 500 Index and Prudential Securities
                          E & P Small Cap Price Index




                                    [Graph]

                                                                PRUDENTIAL
                                                             SECURITIES E&P
                                                                SMALL CAP
      DOLLLARS    DATES     GOODRICH PETROLEUM    S&P 500      PRICE INDEX
     --------    -----     ------------------    --------    --------------
         200     8/15/95          100.00           100.00          100
         175    12/29/95           86.65           110.27          106.49
         150     6/28/96           86.91           120.06          142.22
         125    12/31/96           73.32           132.61          181.29
         100     6/30/97           73.32           158.48          181.56
          75    12/31/97          113.31           173.74          197.38
          50     6/30/98           74.15           202.99          165.99
          25    12/31/98           17.50           220.10           86.79
                 6/30/99           12.50           245.79          112.73
                12/31/99           30.83           263.08          108.11
                 6/30/00           61.67           260.45          170
                12/31/00           68.33           236.40          233.88
                 3/31/01           86.67           207.76          203.14
                 6/30/01           77.60           219.23          195.32
                 9/30/01           65.60           186.39          170.19
                12/31/01           56.00           205.57          193.03

          Compensation Committee Interlocks and Insider Participation

   During 2001, no executive officer of the Company served as (i) a member of the Compensation Committee (or other Board committees performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act, requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. The Company believes that during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

Certain Relationships and Other Transactions

 Sale of Oil and Gas Properties to Related Party

   On March 12, 2002, the Company, in an effort to monetize a portion of the value created in its Burrwood and West Delta fields and enhance its liquidity position, completed the sale of a thirty percent (30%) working interest in the existing production and shallow rights, and a fifteen percent (15%) working interest in the deep rights below 10,600 feet, in its Burrwood and West Delta 83 fields for $12 million to Malloy Energy Company, LLC led by Patrick E. Malloy, III and participated in by Sheldon Appel, both members of the Company's Board of Directors. The sale price was determined by discounting the present value of the acquired interest in the field's proved, probable and possible reserves using prevailing oil and gas prices. The Company retains a sixty-five percent (65%) working interest in the existing production and shallow rights, and a thirty-two and one-half percent (32.5%) working interest in the deep rights after the close of the transaction. In conjunction with the sale, the investor group will provide a $7.7 million line of credit. The $7.7 million line of credit, which will reduce to $5.0 million on January 1, 2003, is subordinate to the Company's senior facility and can be used for acquisitions, drilling, and development and general corporate purposes until December 31, 2004. The investor group retains the option, during the two-year period, to convert the amount outstanding under the credit line, and/or provide cash on any unused credit to a maximum of $7.7 million in the first year and $5.0 million after December 31, 2002, into working interests in any acquisition(s) the Company may make in Louisiana prior to January 1, 2005. The conversion of the credit facility will be on a pro-rata basis with the Company and may not exceed a maximum of $7.7 reduced to $5.0 million after December 31, 2002 or thirty percent (30%) of any potential acquisition(s). The Company opened a data room in its Houston office from January 25, 2002 through February 15, 2002, for parties interest in reviewing the applicable data in order to acquire the applicable interest in the fields.

 Consulting Agreement

   On June 1, 2001 the Company entered into a consulting agreement with Patrick E. Malloy, III, a member of the Company's Board of Directors, under which Mr. Malloy provides the Company advice on hedging and financial matters. The contract, which expires in May 2003, pays Mr. Malloy $120,000 per year. The Company paid Mr. Malloy $70,000 in 2001.

 Employment of Henry Goodrich, Jr.

   Henry Goodrich, Jr., son of Henry Goodrich and brother of Walter G. Goodrich, has been employed by the Company since April of 2000 as a Senior Acquisitions Analyst. His annual compensation for 2001 was $90,000, which consisted of a salary of $75,000 and a bonus of $15,000 related to the Company's performance in 2001.

 Consulting Agreement with Henry Goodrich

   The Company has a consulting agreement with Mr. Henry Goodrich that commenced on August 15, 1995. Mr. Goodrich provides consulting services to the Company with regard to the identification and evaluation of acquisition and drilling opportunities, financing transactions, investor relations and other matters. Mr. Goodrich receives annual consulting fees from the Company of $175,000 for such services. Mr. Goodrich was awarded a bonus of $40,000 related to the Company's performance in 2001.

 Working Interest Investments by Executive Officers

   In connection with the cessation of new prospect activities by Goodrich Oil Company, the former investors of Goodrich Oil Company, including Henry Goodrich, Walter G. Goodrich and Roland L. Frautschi, are working interest investors in certain of the drilling prospects of the Company, and individually participated in one, one and one well, respectively, drilled by the Company during 2001. Such persons have paid their pro rata share of all expenses associated with their interest in each prospect. During 2001, the sum of such persons' participation interests did not exceed 5% of the aggregate interests of all participants in those prospects.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the board of directors of the Company has been established to implement and to support the Board's oversight function with respect to the Company's financial reporting, accounting policies, internal controls and independent outside auditors. The board of directors adopted the Audit Committee Charter on June 30, 2000. The Audit Committee met three times in 2001. All of the members of the Audit Committee are independent under the rules of the New York Stock Exchange.

   In connection with the December 31, 2001 financial statements, the Audit Committee reviewed and discussed the audited financial statements with management; discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 and considered the compatibility of non-audit services with the auditor's independence.

                           AUDIT AND NON-AUDIT FEES

   The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP.

   Audit fees, excluding audit related................................ $ 90,500
   All other fees:
     Audit related fees (1)...........................................   10,458
     Financial Information Systems Design and Implementation Fees.....        0
     Other non-audit services (2).....................................  130,273
                                                                       --------
   Total all other fees............................................... $140,731
                                                                       ========

--------
(1) Audit related fees consisted principally of review of registration statements, issuance of consents and accounting related research.
(2) Other non-audit fees consisted of tax compliance services and related research and consultations.

   Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001.

   The Audit Committee members during 2001 were Messrs. Perdue (Chairman), McGovern, and Benhard until May of 2001 when Mr. Benhard resigned from the board and was replaced on the Audit Committee by Mr. Malloy.

                       PROPOSAL 2--APPROVAL OF AUDITORS

   Pursuant to the recommendation of the Audit Committee, the board of directors has appointed the firm of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. KPMG LLP has acted as the Company's auditors since its inception in 1995. A representative of KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

   The approval and adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the annual meeting of stockholders. Accordingly, under Delaware law and the Company's Restated Certificate of Incorporation and Bylaws, abstentions would have the same effect as a vote against this proposal, even though this may not be the intent of the person entitled to vote or giving the proxy. Broker non-votes on proposals are treated as votes withheld by the beneficial holders of the applicable shares and, therefore, such shares are treated as not voting on the proposal.

   The board of directors recommends that stockholders vote "FOR" ratification of the appointment of KPMG LLP, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

                STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

   Stockholders may propose matters to be presented at stockholders' meetings and may also nominate persons to be directors. Formal procedures have been established for those proposals and nominations.

Proposals for 2003 Annual Meeting

   Pursuant to various rules promulgated by the SEC, any proposals of holders of Common Stock intended to be presented to the Annual Meeting of Stockholders of the Company to be held in 2003 must be received by the Company, addressed to Lonnie J. Shaw, Secretary, 815 Walker Street, Suite 1040, Houston, Texas 77002, no later than February 21, 2003, to be included in the Company proxy statement and form of proxy relating to that meeting. With respect to business to be brought before the Annual Meeting, the Company has not received any notices from its stockholders.

   In addition to the SEC rules described in the preceding paragraph, the Company's bylaws provide that for business to be properly brought before the Company's Annual Meeting of Stockholders, it must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote at such meeting and who complies with the following notice procedures. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice in writing of the business to be brought before an Annual Meeting of Stockholders of the Company to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2003, it must be delivered to or mailed and received at the Company's principal executive offices, 815 Walker Street, Suite 1040, Houston, Texas 77002, on or before February 22, 2003. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the acquisition date, the class and the number of shares of Common Stock that are owned beneficially by the stockholder, (iv) any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions. Notwithstanding anything in the Company's bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures outlined above.

Director Nominations for 2003 Annual Meeting and for Any Special Meetings

   Only persons who are nominated in accordance with the following procedures will be eligible for election, and to serve, as directors. Nominations of persons for election to the Company's Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2003, it must be delivered to or mailed and received at the Company's principal executive offices, 815 Walker Street, Suite 1040, Houston, Texas 77002 (i) with respect to an election to be held at the annual meeting of stockholders of the Company, before February 21, 2003, and (ii) with respect to an election to be held at a special meeting of stockholders of the Company for the election of Directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. In the event a person is validly designated as a nominee to the Board of Directors and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          ------------------------------
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                           Officer

Houston, Texas
April 15, 2002


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

                                                                                                                                   +

                                                                                000000 0000000000 0 0000

GOODRICH PETROLEUM CORPORATION                                                  000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
[BAR CODE]                                                                      000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1
ADD 2                                                                           HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                                                                           C 1234567890      JNT
ADD 5
ADD 6                                                                           [BAR CODE]

Use a black pen. Print in                                                       [ ] Mark this box with an X if you have made
CAPITAL letters inside the grey    [A B C]  [1 2 3]  [X]                            changes to your name or address details above.
areas as shown in this example
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

[A] ELECTION OF CLASS I DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                                        FOR             WITHHOLD

01 - Sheldon Appel

02 - Donald M. Campbell


[B] ISSUES
The Board of Directors recommends a vote FOR the following resolutions.

2. Proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2002.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE
VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE
TWO NOMINEES AND FOR PROPOSAL 2.

[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature 1                                             Signature 2                                     Date (dd/mm/yyyy)
-----------------------------------------------------   ---------------------------------------------   ----------------------------
|                                                   |   |                                           |   |          /      /        |
-----------------------------------------------------   ---------------------------------------------   ----------------------------
[ ] A700                                                   1 UPX


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

------------------------------------------------------------------------------------------------------------------------------------
PROXY - GOODRICH PETROLEUM CORPORATION
------------------------------------------------------------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2002

The undersigned hereby constitutes and appoints Walter G. Goodrich and Lonnie J. Shaw and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Goodrich Petroleum Corporation to be held at the Plaza Room, St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, on May 22, 2002 at 11:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

(To be Signed and Continued on the Reverse Side.)
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